UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

AURELIO RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50931
(Commission File Number)

33-1086828
(IRS Employer Identification No.)

5554 South Prince Street, Suite 200, Littleton, CO 80120

(Address of principal executive offices and Zip Code)

(303) 795-3030
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On September 21, 2006, we closed a private placement consisting of 4,000,000 common shares in our company at a price of US$0.40 per share for gross proceeds of $1,600,000.

We issued the securities to twenty-six (26) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to two (2) U.S. Accredited Investors (as this term is defined in Regulation D under the 1933 Act).

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Subscription Agreement – US Accredited

10.2	Form of Subscription Agreement – Offshore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORPORATION

By: /s/ Dr. Frederik Warnaars

Dr. Frederik Warnaars
Chief Executive Officer and Director

Date: September 21, 2006